Exhibit 99.1

REMARKS OF CARLOS P. NAUDON

PRESIDENT AND CHIEF EXECUTIVE OFFICER

PONCE FINANCIAL GROUP, INC. AND PONCE BANK

THE 2025 ANNUAL SHAREHOLDERS’ MEETING

PONCE FINANCIAL GROUP, INC.

June 12, 2025

DIRECTORS AND PONCE BANKERS, IT IS MY DISTINCT PLEASURE TO ADDRESS YOU AT OUR 2025 ANNUAL MEETING.

SINCE OUR FULL STOCK CONVERSION, WE HAVE SHARED STORIES ABOUT OUR EFFORTS TO TRANSFORM PONCE BANK INTO A LARGER, SOUNDER, MORE DYNAMIC AND INNOVATIVE COMMUNITY BANKING INSTITUTION. THESE STORIES HAVE A COMMON THEME GROUNDED IN OUR MISSION AND PURPOSE AS A COMMUNITY DEVELOPMENT FINANCIAL INSTITUTION AND A MINORITY DEPOSITORY INSTITUTION FOR WHICH DOING GOOD HAS ALWAYS BEEN THE CORNERSTONE OF DOING WELL.

WE BELIEVE THAT FOR MANY OF OUR STAKEHOLDERS THIS MISSION REMAINS A SIGNIFICANT, IF NOT THE SINGULAR, REASON FOR THEIR INVESTMENTS IN PONCE … AND WE WELCOME THAT ... WE WELCOME IT BECAUSE WE BELIEVE OUR MISSION IS THE FOUNDATION OF OUR SUCCESS, AND A PRIMARY DIFFERENTIATOR IN THE BANKING AND COMMUNITY MARKETPLACE.

OUR BRAND IS OUR BEHAVIOR, AND OUR BEHAVIORS ARE FIRST AND FOREMOST CENTERED AROUND THE DIFFICULT BUT CRITICAL WORK OF BUILDING LOCAL ECONOMIES INTO ENGINES OF ECONOMIC SUCCESS … ECONOMIC SUCCESSES THAT DRIVE ALL MEMBERS OF OUR COMMUNITY FORWARD IN EQUAL MEASURE. THESE BEHAVIORS PROVIDE OUR CUSTOMERS WITH MANY REASONS TO LOVE LOCAL BANKING,℠ AS OUR SLOGAN SUGGESTS.

SO, TODAY, WE WILL CONTINUE SHARING THESE STORIES OF LOCAL IMPACT. BUT WE ARE GOING TO SHARE THEM DIFFERENTLY. WE WILL SHARE IN A LANGUAGE THAT IS PERHAPS MORE UNIVERSAL TO THOSE OF YOU CHARTING AND TRACKING YOUR INVESTMENTS. TODAY, WE ARE GOING TO SHARE OUR STORIES STRICTLY BY THE NUMBERS.

TO BEGIN WITH, AS THE CEO, I AM PROUD TO ADDRESS YOU TODAY IN MY 10TH YEAR SINCE JOINING PONCE BANK FULL-TIME. AS MANY OF YOU KNOW, I HAVE BEEN PART OF THE PONCE FAMILY FOR MUCH LONGER, HAVING SERVED AS ADVISOR AND REGULATORY COUNSEL FOR OVER THIRTY YEARS BEFORE JOINING THE EXECUTIVE MANAGEMENT TEAM BACK IN 2015. AND OUR EXECUTIVE CHAIRMAN, STEVEN TSAVARIS, IS IN HIS 35TH YEAR ON THE BOARD OF DIRECTORS AND CELEBRATING HIS 30TH YEAR SINCE JOINING THE PONCE BANK EXECUTIVE MANAGEMENT TEAM. IN OUR LONG HISTORY THE TWO OF US HAVE NOT ONLY WITNESSED, BUT HAVE PARTICIPATED IN, NEARLY EVERY MAJOR MILESTONE THE BANK HAS REACHED OVER THE PAST 40 YEARS – FROM A DE NOVO MUTUAL TO A $3 BILLION PUBLIC INSTITUTION. I STILL REMEMBER THE BANK BEING $60 MILLION IN TOTAL ASSETS.

IT FEELS APPROPRIATE TO DWELL ON THIS LEGACY FOR A MOMENT TODAY, BECAUSE, QUITE FRANKLY, EVERY BANK…EVERY BUSINESS…INDEED EVERY ONE OF US, ARE SWIMMING IN A TIDE OF EXTREME UNCERTAINTY RIGHT NOW. AND ALTHOUGH WE KNOW YOU ALL WOULD LOVE FOR US TO TELL YOU EXACTLY WHAT IS ON THE HORIZON FOR PONCE BANK AND PONCE FINANCIAL GROUP, IT IS NOT POSSIBLE. WE SIMPLY CANNOT BE CERTAIN, ESPECIALLY IN TODAY’S CLIMATE WHERE CHANGE SURFACES WITH EVERY NEWS CYCLE.

WHAT WE CAN TELL YOU TODAY IS THAT ALTHOUGH WE ARE NOT CERTAIN, WE ARE EXTREMELY CONFIDENT. WE ARE CONFIDENT THAT PONCE BANK HAS BEEN POSITIONED AND CONTINUES POSITIONING ITSELF FOR SUCCESS. WE ARE CONFIDENT THAT WE HAVE BUILT A SOLID FOUNDATION FOR THE PONCE FINANCIAL GROUP. AND WE ARE CONFIDENT THAT WE ARE PREPARED TO CONTINUE THRIVING, DESPITE ALL THE UNCERTAINTY THAT WE LIVE WITH TODAY. AS WE SHARE THE HIGHLIGHTS OF THE PAST YEAR, WE TRUST THAT YOU TOO

WILL FEEL CONFIDENT. FOR IT IS THROUGH THIS 20/20 VISION OF HINDSIGHT, THAT, WE BELIEVE, YOU WILL GAIN CONFIDENCE IN THE SOUND CHOICES WE HAVE MADE, THE PROGRESS WE HAVE ACHIEVED, AND CONSEQUENTLY THE STERLING POTENTIAL THAT GLIMMERS IN PONCE’S FUTURE. A FUTURE THAT WE FEEL CONFIDENT ABOUT, HAVING BEEN AROUND TO WITNESS SO MUCH OF PONCE’S STORIED PAST.

LET’S START WITH THE BIGGEST NUMBER… THREE BILLION DOLLARS.

IN 2015, WE HELD $700 MILLION IN ASSETS, AND AT THE END OF 2024, LESS THAN 10 YEARS LATER, WE HIT $3 BILLION, AN OVER FOUR-FOLD INCREASE. THIS GROWTH, AND FURTHER GROWTH, HAS BEEN POSSIBLE BECAUSE OVER THE SAME PERIOD OUR TOTAL CAPITAL HAS INCREASED FROM $90 MILLION TO OVER $500 MILLION. THIS HAS GIVEN US TREMENDOUS STRENGTH, AS WELL AS THE CHALLENGE OF SAFELY DEPLOYING OUR CAPITAL.

A SMALLER BUT EQUALLY SIGNIFICANT NUMBER IS OUR RETURN ON ASSETS, WHICH WE ARE HAPPY TO REPORT, IS ALSO TRENDING UPWARD, HAVING REACHED NEARLY 40 BASIS POINTS IN 2024. WE STILL HAVE A LONG WAY TO GO TOWARDS OUR TARGET OF 100 BASIS POINTS, BUT WE HAVE SHOWN A SIGNIFICANT IMPROVEMENT, HAVING REPORTED AN ROA OF 85 BASIS POINTS IN Q1 OF 2025. OUR IMPROVED ROA IS REFLECTED IN ANOTHER BIG NUMBER FOR 2024 … $10.3 MILLION … $10.3 MILLION IN NET INCOME … THAT IS AN INCREASE FROM 2023 OF OVER 200%.

THERE WERE SEVERAL POSITIVE TRENDS FUELING THIS PROFITABILITY THAT SHOULD CONTINUE TO ACCRUE TO OUR BOTTOM LINE THROUGHOUT 2025. FIRST OFF, OUR CONSTRUCTION LENDING TEAM CONTINUES TO UNDERWRITE HIGH-YIELDING LOANS THAT CONTRIBUTE TO AN IMPROVING NET-INTEREST MARGIN. IN FACT, DURING 2024, OUR LOAN YIELDS ROSE BY 41 BASIS POINTS FROM 5.86% TO 6.27%. AND THESE LOANS HAVE ANOTHER HIGH VALUE – AFFORDABLE HOUSING IN PERSISTENT POVERTY COUNTIES. MOST OF THESE LOANS ARE CONSIDERED DEEP IMPACT UNDER THE GUIDELINES OF THE EMERGENCY CAPITAL INVESTMENT PROGRAM (“ECIP”) AND SERVE TO LOWER THE DIVIDENDS PAYABLE ON OUR PREFERRED STOCK TO THE U.S. TREASURY, PROVIDING ADDITIONAL BENEFITS TO OUR COMMON SHAREHOLDERS.

NEXT, OUR INVESTMENT IN SALESFORCE PROCESS AUTOMATION AND THE DIGITIZATION OF OUR DOCUMENT WORKFLOWS, WHICH WE BEGAN IN 2021, DECREASED SIGNIFICANTLY IN 2024 AS THESE SYSTEMS BECAME FULLY OPERATIONAL. WE ARE BEGINNING TO SEE RETURNS ON THESE INVESTMENTS IN THE FORM OF TIME-SAVING EFFICIENCIES, REDUCED COSTS OF DOCUMENT STORAGE, HANDLING AND DESTRUCTION, AND A MORE COMPREHENSIVE VIEW OF OUR CUSTOMER RELATIONSHIPS AND OPPORTUNITIES.

THESE TRENDS SHOULD ACCELERATE AS OUR NEW IN-HOUSE SALESFORCE DEVELOPMENT TEAM RAMPS UP. THEY ARE MORE ATTUNED TO OUR NEEDS AND HAVE UNDERTAKEN THE DEVELOPMENT AND SUPPORT FUNCTIONS PREVIOUSLY HANDLED BY HIGHER-COST CONSULTANTS. THIS HOME-GROWN TEAM ILLUSTRATES A PROCESS WE FOCUSED ON, HISTORICALLY AND FOR MUCH OF 2024. WE BELIEVE IN THE CONTINUED INVESTMENT IN OUR PEOPLE SO WE CAN ENSURE CAREER GROWTH WHILE REDUCING RELIANCE ON THIRD-PARTY PROVIDERS. THEIR EFFORTS ARE OFTEN INFORMED BY THE DASHBOARD VIEWS AND DATA ANALYSIS OPPORTUNITIES THAT OUR SALESFORCE SYSTEM PROVIDES. WE HAVE ONLY JUST BEGUN TAPPING INTO THE POWER THIS AUTOMATION PROCESS BRINGS TO OUR MANAGEMENT TEAM.

ANOTHER NUMBER WE ARE PROUD TO SHARE IS $34 MILLION. THAT IS HOW MANY DEPOSITS WE GATHERED DURING THE FIRST 12 WEEKS AFTER LAUNCHING OUR NEW DIGITAL BRANCH, PONCEBANK+DIRECT℠ ...

AND THESE DEPOSITS WERE GATHERED WITHOUT THE BENEFIT OF ANY PAID ADVERTISING! WE DELIBERATELY WANTED TO REGULATE VOLUME DURING THE FIRST FEW MONTHS TO TEST AND REFINE THE USER-EXPERIENCE AS WELL AS OUR BACK-OFFICE PROCESSES. THIS NEW DIGITAL BRANCH IS ALSO A TEST FOR A BANKING PLATFORM THAT PROVIDES NEW AVENUES FOR EXPANSION INCLUDING EASY API INTEGRATIONS WITH THIRD-PARTY, BEST-OF-BREED SOFTWARE THAT WILL HELP US EXPAND AND IMPROVE OUR CUSTOMER OFFERINGS IN THE FUTURE.

SPEAKING OF MILLIONS, WE ARE EXCITED TO SHARE THAT UP TO $55 MILLION IN MUNICIPAL DEPOSITS HAVE BEEN COMMITTED TO US THANKS TO THE DESIGNATION OF OUR WESTCHESTER AVENUE BRANCH AS ANCHOR OF THE NEW CASTLE HILL BANKING DEVELOPMENT DISTRICT. $35 MILLION WAS DEPOSITED IN THE BRANCH BY NEW YORK STATE ON JULY 31ST AND WE ARE ELIGIBLE FOR AN ADDITIONAL $20 MILLION IN DEPOSITS FROM NEW YORK CITY WHEN THEY MEET FOR THEIR ANNUAL BUDGETING PROCESS. DEPOSITS FOR BANKING

DEVELOPMENT DISTRICTS, COMMONLY REFERRED TO AS BDDS, ARE COMMITTED FOR AT LEAST 10 YEARS TO PROVIDE A STRONG FOUNDATION THAT ALLOWS US TO EXPAND SERVICES WITHIN THE NEIGHBORHOODS THAT THE BDD SERVES. THESE BDDS ALIGN DIRECTLY WITH OUR MISSION TO BRING SERVICES AND FINANCIAL MASTERY INTO NEIGHBORHOODS LONG NEGLECTED BY LARGER BANKS AND RAVAGED BY ALTERNATIVE PROVIDERS.

WE WILL PURSUE ADDITIONAL BDD DESIGNATIONS WHEREVER WE SEE OPPORTUNITIES FOR THIS TYPE OF IMPACT. WE USED THE BDD DESIGNATION OF OUR WESTCHESTER BRANCH TO RE-LAUNCH OUR RETAIL TRANSFORMATION EFFORTS THAT WERE CURTAILED BY THE ONSET OF THE COVID-19 PANDEMIC. IN JANUARY OF 2025, WE CUT THE RIBBON ON A WESTCHESTER BRANCH BETTER DESIGNED TO ENGAGE WITH THE COMMUNITY, SUPPORT LOCAL EVENTS AND ORGANIZATIONS, AND TRULY SERVE AS THE FINANCIAL HUB OF THE NEIGHBORHOOD. OUR VALUE-ENGINEERED, DESIGN/BUILD STRATEGY MADE THIS OUR MOST COST-EFFECTIVE TRANSFORMATION SO FAR AND AS WE CONTINUE THESE EFFORTS, WE LOOK FORWARD TO A BRANCH NETWORK THAT IS CONSISTENTLY BRANDED, EFFICIENTLY MANAGED, AND WELL SITUATED TO SERVE AS THE AUTHENTIC, COMMUNITY ANCHORING NEXUSES FOR WHICH WE HAVE BECOME WELL KNOWN.

THE NEXT SET OF NUMBERS ARE RELATIVELY SMALL, BUT THEY ARE MIGHTY. AND THEY ARE GROWING. THEY STEM FROM OUR EFFORTS TO BECOME THE BEST BANK FOR SMALL BUSINESSES IN THE NEW YORK METRO AREA. WE BELIEVE THAT OUR RETAIL BANKING AND CUSTOMER SERVICE TEAMS ARE BETTER POSITIONED TO SUPPORT SMALL BUSINESS OWNERS WITH THE SORT OF PERSONAL CONNECTION, UNDERSTANDING, TECHNOLOGY, AND SERVICES THAT THEY DESERVE. THIS POSITIONING IS CRITICAL BECAUSE SMALL BUSINESSES ARE THE ENGINES OF OUR LOCAL ECONOMIES AND ARE CAPABLE OF PROVIDING MORE IMPACT THAN ALMOST ANY OTHER SINGLE ECONOMIC LEVER. THEY CREATE JOBS, THEY PROMOTE CULTURE, THEY ARE SOURCES OF PRIDE AND PROSPERITY THAT ELEVATE ALL WHO SURROUND THEM. THIS IS ALSO WHY WE ARE PROUD TO ADVOCATE FOR, TRAIN, AND SUPPORT, THESE COMMUNITY-SERVING ENTREPRENEURS.

AS PART OF THESE EFFORTS, WE CONTINUED TO PROMOTE OUR PROSPER SMALL BUSINESS LOAN OFFERING. THESE ALTERNATIVELY UNDERWRITTEN LOANS ENABLE SMALL BUSINESS OWNERS TO TAKE ADVANTAGE OF QUICK DECISIONS FOR SMALL LOANS NEEDED FOR CAPITAL INVESTMENT, INVENTORY MANAGEMENT, RAW GOODS, ETC. … IMPORTANTLY, THEY ARE UNDERWRITTEN THROUGH THE ANALYSIS OF A BUSINESS’ EXISTING AND HISTORICAL CASH FLOWS IN THEIR BANK ACCOUNTS. WE VIEW THESE LOANS, AVAILABLE TO BUSINESSES OFTEN LACKING FORMAL FINANCIAL STATEMENTS, TO BE CRITICAL FOR THE DEVELOPMENT OF RESILIENT LOCALIZED ECONOMIES. WE ALSO OFFICIALLY ACTIVATED OUR SBA LENDING PROGRAM IN 2024 AND SAW IT QUICKLY GROW IN LOAN VOLUME THANKS TO A NEWLY DEDICATED SBA SALES TEAM.

WE ALSO PROVIDED IN 2024 NO-COST BUSINESS EDUCATION TO OVER 400 SMALL BUSINESS OWNERS THROUGH OUR PONCE BANK $MALL BUSINESS BOOTCAMP℠ AND THANKS TO A GRANT FROM OUR CORE VENDOR, FISERV, WE ISSUED OVER $125,000 IN AWARDS TO GRADUATES OF THE PROGRAM. THE AWARDS WENT TO THOSE THAT COMPETED IN A SERIES OF “PITCH NIGHTS” UNDERTAKEN THROUGHOUT OUR ENTIRE NETWORK IN OUR MARKET AREA. THESE AWARDS PROVIDED SEED CAPITAL FOR 19 SMALL BUSINESSES. THE FISERV COMMITMENT WAS RENEWED SO WE LOOK FORWARD TO MORE PITCH NIGHTS AND AWARDS TO COME IN 2025.

ANOTHER IMPORTANT SMALL-BUSINESS SUPPORT EFFORT IS OUR CONTINUED SPONSORSHIP OF THE BEST OF THE BRONX AND THE BEST OF BROOKLYN SMALL BUSINESS RECOGNITION PROGRAM. THIS PROGRAM ENGAGES THE ENTIRE COMMUNITY IN A PROCESS THAT ENABLES THEM TO VOTE FOR THEIR FAVORITE BURGER, BEST PLUMBER, COOLEST DRIVING SCHOOL, FRIENDLIEST BODEGA AND MORE. THE WINNERS ARE CELEBRATED AT AN ANNUAL GATHERING, AND THEY PROUDLY DISPLAY THE PONCE BANK BEST OF THE BRONX OR BEST OF BROOKLYN LOGOS ON THEIR MENUS, IN THEIR STOREFRONTS, AND ON THEIR ADVERTISING THROUGHOUT THE YEAR. THIS NOT ONLY CELEBRATES THEIR OWN SUCCESS BUT ADVOCATES FOR PONCE BANK AS A PROUD SUPPORTER OF LOCAL BUSINESSES THROUGHOUT EACH COMMUNITY, GENERATING INCALCULABLE GOOD WILL AND UNITY FOR OUR BRAND.

FINALLY, WE HAVE SAVED THE BEST NUMBER FOR LAST. FOR ALL THE IMPROVEMENTS IN PROFITABILITY MADE POSSIBLE BY OUR GROWTH, EXPANSION, EFFICIENCIES, AND AUTOMATION, ONE NUMBER WILL IMPACT OUR SHAREHOLDER VALUE SIGNIFICANTLY OVER EVERYTHING ELSE, AND WE ARE LASER FOCUSED ON SEEING THIS COME TO FRUITION. THAT NUMBER STEMS FROM THE $225 MILLION CAPITAL INVESTMENT MADE BY TREASURY UNDER ECIP. THIS PROGRAM PROVIDED PONCE BANK AND OTHER IMPACT FOCUSED INSTITUTIONS WITH CAPITAL INVESTMENTS IN THE FORM OF PREFERRED SHARES ISSUED TO TREASURY. FOR PONCE

FINANCIAL GROUP, THIS $225 MILLION INVESTMENT NEARLY DOUBLED OUR CAPITAL POSITION, ALLOWING US TO FUEL OUR CONTINUED GROWTH PLANS AND REINVESTMENT GOALS.

THE PROGRAM ALSO CAME WITH A POWERFUL INCENTIVE TO PROVIDE LOW-TO-MODERATE INCOME AREAS INVESTMENTS, SUCH AS LOANS, THAT ARE DEEMED TO HAVE A DEEP IMPACT ECONOMICALLY. THE REWARD FOR MAKING THESE INVESTMENTS IS A REDUCED DIVIDEND RATE, WHICH IS REMEASURED ON AN ANNUAL BASIS. AS OF YEAR-END 2024, WE HAVE EXCEEDED THE REQUISITE 60% DEEP IMPACT LENDING THRESHOLD FOR 10 CONSECUTIVE QUARTERS AND ARE CURRENTLY AT A CUMULATIVE 79%. EXCEEDING THIS THRESHOLD REDUCES OUR DIVIDENDS BY NEARLY $3.75 MILLION A YEAR. THE DIVIDEND REDUCTION IN 2024 CONTRIBUTED 15 CENTS TO OUR BOOK VALUE PER COMMON SHARE.

BUT THAT IS JUST THE TIP OF THE ICEBERG. IN DECEMBER OF 2024, WE SIGNED A CONTRACT WITH TREASURY THAT ALLOWS US TO BUY BACK THOSE PREFERRED SHARES, PROVIDED WE CONTINUE TO MEET OR EXCEED THE DEEP IMPACT THRESHOLD FOR THE NEXT 6 QUARTERS AND MEET CERTAIN OTHER REQUIRED CONDITIONS. THE BUYBACK PRICE IS DETERMINED SUBJECT TO A PRESENT VALUE FORMULA AND IS POTENTIALLY LESS THAN 7 CENTS ON THE DOLLAR, BASED ON CURRENT RATES AND OTHER INPUTS. THE REPURCHASE COULD OCCUR AS EARLY AS Q3 2026, PROVIDED WE CONTINUE TO MEET THE REQUIRED CRITERIA. AND THAT, MY DEAR PONCE FAMILY, COULD ADD OVER $8 OF BOOK VALUE TO EVERY OUTSTANDING SHARE OF PONCE FINANCIAL GROUP COMMON STOCK, BASED ON CURRENT ASSUMPTIONS OF RATE AND OTHER ECONOMIC FACTORS. ALTHOUGH THE CONSUMMATION OF THE REPURCHASE TRANSACTION CANNOT BE GUARANTEED, AND REMAINS UNCERTAIN IN TODAY’S TIMES, EXCEEDING THE DEEP IMPACT THRESHOLD AND QUALIFYING TO BUY BACK THE PREFERRED SHARES AT A DEEP DISCOUNT IS AND WILL REMAIN A TOP PRIORITY OF OUR TEAM.

WHETHER OUR STORY IS TOLD THROUGH ANECDOTES OF IMPACT, OR BY STICKING STRICTLY TO THE NUMBERS, YOU CAN CLEARLY SEE, THE STORY STAYS THE SAME. PONCE BANK REMAINS A CASE STUDY FOR THE BENEFIT OF DOING GOOD AS A MEANS FOR PERFORMING WELL.

THANK YOU FOR LETTING US “DO THE NUMBERS” WITH YOU TODAY AND SHARE OUR CONFIDENCE IN THE FUTURE WITH YOU. WE ARE PROUD TO HAVE LED PONCE BANK DURING THE PAST YEARS, AN ERA OF UNPRECEDENTED GROWTH, BUT MORE IMPORTANTLY AN ERA IN WHICH OUR CAPACITY FOR IMPACT WAS NOT ONLY RECOGNIZED BUT HANDSOMELY REWARDED. OUR BRAND, EMBODIED SINCE INCEPTION, GALVANIZED DURING THE PANDEMIC CRISIS, HAS BEEN BOTH VALIDATED AND CELEBRATED. WE WERE FOUNDED BY THE COMMUNITY, AND WE ARE DE LA COMUNIDAD, EN LA COMUNIDAD, Y PARA LA COMUNIDAD℠. OF THE COMMUNITY, IN THE COMMUNITY AND FOR THE COMMUNITY℠. OUR MISSION AND PURPOSE GIVE BACK TO OUR COMMUNITY AND FOR THAT WE CONTINUE TO REAP COPIOUS BENEFITS. THANK YOU FOR YOUR TIME. THANK YOU FOR YOUR INVESTMENT. THANK YOU FOR LEARNING TO LOVE LOCAL BANKING℠.